                                                                    EXHIBIT 99.2

                            MAGNIFIRE WEBSYSTEMS INC.

                          (A DEVELOPMENT STAGE COMPANY)

                    INTERIM CONSOLIDATED FINANCIAL STATEMENTS

                              AS OF MARCH 31, 2004

                            U.S. DOLLARS IN THOUSANDS

                                    UNAUDITED

                                      INDEX

                                                               PAGE
                                                               ----
CONSOLIDATED BALANCE SHEETS                                      2

CONSOLIDATED STATEMENTS OF OPERATIONS                            3

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)       4

CONSOLIDATED STATEMENTS OF CASH FLOWS                            5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                     6 - 8

                               - - - - - - - - - -

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEETS
U.S. DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA

                                                                                       MARCH 31,       DECEMBER 31,
                                                                                          2004             2003
                                                                                       ---------       ------------
                                                                                       UNAUDITED         AUDITED
                                                                                       ---------         -------

    ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                             $    901         $  1,157
  Restricted cash                                                                             76               78
  Inventory                                                                                   83               80
  Accounts receivable and prepaid expenses                                                    73               63
                                                                                        --------         --------

Total current assets                                                                       1,133            1,378
                                                                                        --------         --------

SEVERANCE PAY FUND                                                                           170              170
                                                                                        --------         --------

PROPERTY AND EQUIPMENT, NET                                                                   90              105
                                                                                        --------         --------

                                                                                        $  1,393         $  1,653
                                                                                        ========         ========
    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
  Trade payables                                                                        $    232         $    209
  Employees and payroll accruals                                                             150              123
  Other accounts payable and accrued expenses                                                102               99
  Deferred revenues                                                                            8                -
                                                                                        --------         --------

Total current liabilities                                                                    492              431
                                                                                        --------         --------

ACCRUED SEVERANCE PAY                                                                        176              174
                                                                                        --------         --------

CONVERTIBLE PROMISSORY NOTE                                                                2,089            1,608
                                                                                        --------         --------

STOCKHOLDERS' EQUITY (DEFICIENCY):
  Share capital -
    Convertible Preferred A stock of $ 0.01 par value: Authorized: 5,658,720 shares as of March 31, 2004 and 2003 and December 31, 2003; Issued and
      outstanding: 5,658,720 shares as of March 31, 2004 and 2003 and December
      31, 2003; Liquidation preference of $ 6,735 as of March 31, 2004                        57               57
    Convertible Preferred B stock of $ 0.01 par value: Authorized: 7,899,225 shares as of March 31, 2004 and 2003 and December 31, 2003; Issued and
      outstanding: 7,899,225 shares as of March 31, 2004 and 2003 and December
      31, 2003; Liquidation preference of $ 3,102 as of March 31, 2004                        79               79
    Common stock of $ 0.01 par value: Authorized: 32,442,056 shares as of March
      31, 2004 and 2003 and December 31, 2003; Issued and outstanding: 2,240,500
      shares as of March 31, 2004 and 2003 and as of December 31, 2003                        22               22
  Deferred stock compensation                                                               (245)            (264)
  Additional paid-in capital                                                               9,429            9,429
  Deficit accumulated during the development stage                                       (10,706)          (9,883)
                                                                                        --------         --------

Total shareholders' equity (deficiency)                                                   (1,364)            (560)
                                                                                        --------         --------

                                                                                        $  1,393         $  1,653
                                                                                        ========         ========

The accompanying notes are an integral part of the consolidated financial statements.

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS
U.S. DOLLARS IN THOUSANDS

                                                                          PERIOD FROM
                                                                        JULY 15, 2000
                                            THREE MONTHS ENDED       (DATE OF INCEPTION)
                                                  MARCH 31,                THROUGH
                                         ------------------------          MARCH 31,
                                            2004           2003             2004
                                         --------        --------    -------------------
                                                 UNAUDITED
                                         ------------------------
Revenues                                 $      -        $     32         $     32
Cost of revenues                                -              24              125
                                         --------        --------         --------

Gross profit (loss)                             -               8              (93)

Operating expenses:
   Research and development                   384             504            6,690
   Sales and marketing                        364             278            3,597
   General and administrative                  52              20              300
                                         --------        --------         --------

Operating loss                                800             794           10,680
Financial expenses (income), net               23              (1)              17
Other expenses                                  -               -                9
                                         --------        --------         --------

Net loss                                 $    823        $    793         $ 10,706
                                         ========        ========         ========

The accompanying notes are an integral part of the consolidated financial statements.

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
U.S. DOLLARS IN THOUSANDS, EXCEPT SHARE DATA

                                                                                                                 DEFICIT
                                                     CONVERTIBLE        CONVERTIBLE                            ACCUMULATED
                                   COMMON STOCK   PREFERRED A STOCK  PREFERRED B STOCK  DEFERRED    ADDITIONAL  DURING THE
                                ----------------  ----------------- ------------------    STOCK       PAID-IN  DEVELOPMENT
                                  NUMBER  AMOUNT   NUMBER    AMOUNT  NUMBER    AMOUNT  COMPENSATION   CAPITAL     STAGE       TOTAL
                                --------- ------  --------   ------ ---------  ------  ------------ ---------- -----------  --------
Balance at July 15, 2000
  (date of inception)                   -  $  -          -    $  -          -   $   -    $      -    $      -   $       -   $     -

  Issuance of shares in BVI             -     -          -       -          -       -           -           1           -         1
  Net loss                              -     -          -       -          -       -           -           -        (363)     (363)
                                ---------  ----  ---------    ----  ---------   -----    ---------   --------   ---------   -------
Balance at December 31, 2000            -  $  -          -    $  -          -   $   -    $      -    $      1   $    (363)  $  (362)

  Exercise of stock options         1,300    *)          -       -          -       -           -           -           -      *) -
  Issuance of convertible
    Preferred A stock, net              -     -  4,517,672      45          -       -           -       5,104           -     5,149
  Issuance of Common stock        110,725     1          -       -          -       -           -           -           -         1
  Conversion of convertible
    loans                               -     -    267,827       3          -       -           -         772           -       775
  Stock split effected as a
    stock dividend              2,128,475    21    873,221       9          -       -           -         (31)          -        (1)
  Net loss                              -     -          -       -          -       -           -           -      (2,248)   (2,248)
                                ---------  ----  ---------    ----  ---------   -----    --------    --------   ---------   -------
Balance at December 31, 2001    2,240,500    22  5,658,720      57          -       -           -       5,846      (2,611)    3,314

  Issuance of Preferred B
    stock, net                          -     -          -       -  7,899,225      79           -       2,879           -     2,958
  Stock-based compensation
    related to options granted
    to consultants                      -     -          -       -          -       -           -          30           -        30
  Net loss                              -     -          -       -          -       -           -           -      (3,116)   (3,116)
                                ---------  ----  ---------    ----  ---------   -----    --------    --------   ---------   -------
Balance at December 31, 2002    2,240,500    22  5,658,720      57  7,899,225      79                   8,755      (5,727)    3,186

  Deferred stock compensation           -     -          -       -          -       -        (310)        310           -         -
  Amortization of deferred
    stock compensation                  -     -          -       -          -       -          46           -           -        46
  Stock-based compensation
    related to options
    granted to consultants              -     -          -       -          -       -                     364           -       364
  Net loss                              -     -          -       -          -       -                       -      (4,156)   (4,156)
                                ---------  ----  ---------    ----  ---------   -----    --------    --------   ---------   -------
Balance at December 31, 2003    2,240,500    22  5,658,720      57  7,899,225      79        (264)      9,429      (9,883)     (560)

  Amortization of deferred
    stock compensation                  -     -          -       -          -       -          19           -           -        19
  Net loss                              -     -          -       -          -       -           -           -        (823)     (823)
                                ---------  ----  ---------    ----  ---------   -----    --------    --------   ---------   -------
Balance at March 31, 2004
(unaudited)                     2,240,500  $ 22  5,658,720    $ 57  7,899,225   $  79    $   (245)   $  9,429   $ (10,706)  $(1,364)
                                =========  ====  =========    ====  =========   =====    ========    ========   =========   =======

*) Represent an amount lower than $ 1.

The accompanying notes are an integral part of the consolidated financial statements.

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. DOLLARS IN THOUSANDS

                                                                                                PERIOD FROM
                                                                                               JULY 15, 2000
                                                                      THREE MONTHS ENDED    (DATE OF INCEPTION)
                                                                           MARCH 31,              THROUGH
                                                                    -----------------------       MARCH 31,
                                                                      2004           2003           2004
                                                                    --------       -------- -------------------
                                                                            UNAUDITED
                                                                    -----------------------
Cash flows from operating activities:
  Net loss                                                          $   (823)      $   (793)      $(10,706)
  Adjustments required to reconcile loss to net cash used in operating activities:
    Depreciation                                                          16             18            190
    Gain on sale of property and equipment                                 -              -             (5)
    Increase in inventory                                                 (3)           (38)           (83)
    Increase in accounts receivable and prepaid expenses                 (10)           (55)          (155)
    Stock-based compensation in respect of warrants granted to
      consultants                                                          -              1            395
    Amortization of deferred stock compensation                           19              -             65
    Increase in trade payables                                            23             53            232
    Increase in employees and payroll accruals                            27              1            150
    Increase (decrease) in other accounts payable and accrued
      expenses                                                             3            (25)           102
    Increase in deferred revenues                                          8              -             90
    Increase (decrease) in accrued severance pay, net                      2            (13)             6
    Accrued interest expenses on promissory note                          11              -             19
                                                                    --------       --------       --------
Net cash used in operating activities                                   (727)          (851)        (9,700)
                                                                    --------       --------       --------
Cash flows from investing activities:
  Decrease (increase) in restricted cash                                   2              1            (76)
  Purchase of property and equipment                                      (1)            (7)          (318)
  Proceeds from sale of property and equipment                             -              -             43
                                                                    --------       --------       --------
Net cash provided by (used in) investing activities                        1             (6)          (351)
                                                                    --------       --------       --------
Cash flows from financing activities:
  Proceeds from issuance of stock capital, net                             -              -          8,107
  Proceeds from convertible promissory note                              470              -          2,890
  Principal payment of long-term loan                                      -              -            (45)
                                                                    --------       --------       --------
Net cash provided by financing activities                                470              -         10,952
                                                                    --------       --------       --------
Increase (decrease) in cash and cash equivalents                        (256)          (857)           901
Cash and cash equivalents at beginning of period                       1,157          3,328              -
                                                                    --------       --------       --------
Cash and cash equivalents at end of period                          $    901       $  2,471       $    901
                                                                    ========       ========       ========

Supplemental disclosure of non-cash investing and financing
  activities:
    Issuance of Preferred stock upon conversion of conversion
      promissory notes                                              $      -       $      -       $   (775)
                                                                    ========       ========       ========

    Issuance of shares without consideration                        $      -       $      -       $     (1)
                                                                    ========       ========       ========

The accompanying notes are an integral part of the consolidated financial statements.

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
U.S. DOLLARS IN THOUSANDS

NOTE 1:- GENERAL

         a. Magnifire Websystems Inc. (the Company") was incorporated and commenced its operations in the State of Delaware on January 29, 2001. The Company is engaged in the development of solutions for Internet security applications.

         b. The Company's wholly-owned subsidiary was incorporated on November 15, 2000, under the name Magnifire Networks Limited (a British Virgin Islands corporation). Its wholly-owned subsidiary was incorporated and commenced its operations on July 15, 2000 under the name Magnifire Networks (Israel) Limited.

         c. Magnifire Networks Limited (BVI) repurchased all of its shares from its stockholders on January 30, 2001 and issued 100 shares par value of $ 0.01 each to Magnifire Websystems Inc. (see Note 7c).

             The Company issued 100% of its issued and outstanding share capital to the original stockholders of Magnifire Networks Limited (BVI).

         d. The Company and its subsidiaries are devoting substantially all of their efforts toward conducting research, development and marketing of their software. The Company's and its subsidiaries' activities also include raising capital and recruiting personnel. In the course of such activities, the Company and its subsidiaries have sustained operating losses and expect such losses to continue in the foreseeable future. The Company and its subsidiaries have not generated sufficient revenues and have not achieved profitable operations or positive cash flow from operations. The Company's accumulated deficit aggregated to $ 10,706 thousand as of March 31, 2004. The Company has a shareholder's deficiency of $ 1,364 thousand. There is no assurance that profitable operations, if ever achieved, could be sustained on a continuing basis.

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

         The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP").

         a.  Use of estimates:

             The preparation of the financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         b. The significant accounting policies applied in the annual financial statements of the Company as of December 31, 2003, are applied consistently in these interim financial statements.

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
U.S. DOLLARS IN THOUSANDS

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES (CONT.)

         c. Deferred revenue includes unearned amounts received under maintenance and support contracts, and amounts received from customers but not recognized as revenues.

         d. For further information, refer to the consolidated financial statements as of December 31, 2003.

         e.  Accounting for stock-based compensation:

             Under SFAS No. 123, "Accounting for Stock Based Compensation" ("SFAS No. 123"), pro forma information regarding net loss and net loss per share is required, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a minimal value option-pricing model with the following weighted-average assumptions:

                                                 THREE MONTHS ENDED
                                                       MARCH 31,            YEAR ENDED
                                                ----------------------     DECEMBER 31,
                                                  2004          2003           2003
                                                -------       --------     ------------
                                                      UNAUDITED
                                                ----------------------
 Risk-free interest rates                             1%           1.5%          1.5%
 Dividend yields                                      0%             0%            0%
 Expected life                                        4              4             4

Pro forma information under SFAS 123:

 Net loss as reported                           $   823        $   793       $ 4,061
 Add: stock based employee compensation -
   intrinsic value                                   19              -            46
 Deduct: stock-based employee - fair value          (21)             1           (48)
                                                -------        -------       -------

 Pro forma net loss                             $   821        $   794       $ 4,059
                                                =======        =======       =======

             The Company adopted the disclosure provisions of Financial Accounting Standards Board Statement No. 148, "Accounting for Stock-Based Compensation - transition and disclosure" ("SFAS No. 148"), which amended certain provisions of SFAS 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, effective as of the beginning of the fiscal year. The Company continues to apply the provisions of APB No. 25, in accounting for stock-based compensation.

                                                       MAGNIFIRE WEBSYSTEMS INC.
                                                   (A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
U.S. DOLLARS IN THOUSANDS

NOTE 3:- UNAUDITED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

         The accompanying unaudited interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three months ended March 31, 2004, are not necessarily indicative of the results that may be expected for the year ended December 31, 2004.

NOTE 4:- SUBSEQUENT EVENT

         On May 31, 2004, the Company was acquired by F5 Networks Inc., in consideration of $ 29,000, in cash.

                               - - - - - - - - - -